The Advisors’ Inner Circle Fund II

Summary Prospectus
March 1, 2026

Frontier Asset Total International Equity ETF

Ticker Symbol: FINT

INVESTMENT ADVISER:
FRONTIER ASSET MANAGEMENT, LLC

SUB-ADVISER:
EXCHANGE TRADED CONCEPTS, LLC

Principal Listing Exchange: NYSE Arca, Inc. (the “Exchange”)

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://funds.frontierasset.com/total-intl-equity-etf. You can also get this information at no cost by calling 1-866-326-3837, by sending an e-mail request to FrontierETFs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Frontier Asset Total International Equity ETF

Investment Objective

The Frontier Asset Total International Equity ETF (the “Fund”) seeks to achieve long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees, including to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.60%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (AFFE)[2]	0.27%
Total Annual Fund Operating Expenses[3]	0.87%

[1]

Frontier Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, AFFE, accrued deferred tax liability, non-routine expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

[2]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds.
[3]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$89	$278	$482	$1,073

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded Fund (“ETF”). Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund operates in a manner that is commonly referred to as a “fund of funds” and obtains investment exposure to the asset classes described below primarily by investing in other ETFs. The Fund generally expects to hold approximately six to twelve underlying ETFs. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid- and large-capitalization companies. Given the Fund’s investment strategy, the Fund’s assets may exhibit either growth or value bias at any given time.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies, which may include emerging market countries. The Fund considers a company to be a non-U.S. company if: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue or profits are generated outside of the U.S.; (iii) the company is organized or maintains its principal place of business outside of the U.S.; or (iv) the company’s securities are traded principally outside of the U.S.

The equity securities in which the Fund generally invests are common stocks. For purposes of the Fund’s 80% investment policy, however,

equity securities also include preferred stocks and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies.

The Adviser makes investment decisions by seeking to identity and assemble a portfolio of ETFs that will achieve its desired asset allocation mix while also optimizing for positive risk-adjusted returns (i.e., alpha) relative to the general international equity market. To accomplish this, the Adviser’s investment team determines the Fund’s asset allocation mix and conducts ongoing research into the ever-growing universe of ETFs and their investment managers, populating a list of ETFs from which the Fund’s portfolio is constructed. The asset allocation mix for the Fund is determined through the use of a mean variance optimization process, which seeks to identify a combination of asset classes that is expected to maximize return for a given level of risk, by focusing primarily on expected returns, standard deviations (i.e., volatility as a measure of risk) and correlations of the different asset classes.

The Adviser’s analysis and due diligence process for selecting prospective ETFs includes the following:

●

Quantitative Analysis: The Adviser conducts single and multi-factor benchmark analysis to develop a return and risk profile for each ETF, selecting funds based on the apparent ability to generate absolute and relative returns, with an emphasis on funds that the Adviser believes demonstrate (i) strong risk-adjusted performance with some degree of consistency and (ii) relatively stable performance during turbulent markets. Single factor benchmarks represent one asset class, whereas multi-factor benchmarks include indices that track multiple asset classes.

●

Qualitative Analysis: The Adviser conducts an evaluation of each ETF’s underlying investment manager, seeking to understand the firm’s leadership structure, philosophy and investment decision making process. Weight is given to the depth and quality of the strategy underlying the manager’s investment thesis along with organizational factors including the manager’s compensation structure, board makeup, conflicts of interest and whether the portfolio managers of the ETF in question invest alongside clients.

●	Manager Edge: The Adviser believes that ETF managers with a clear thesis for generating positive risk-adjusted returns are more likely to outperform overtime. Accordingly, the Adviser seeks to understand the inefficiencies each manager believes exist in the market, the likelihood that such inefficiencies will persist and whether the manager has a reasonable edge in exploiting them. Examples of market inefficiencies may include behavioral biases such as anchoring bias (relying too heavily on an initial piece of information when making decisions), confirmation bias (seeking out or giving more weight to information that supports original estimates) and overconfidence (displaying a hesitance to acknowledge potential errors in an initial analysis). In practice, these biases can lead to delayed or gradual revisions of earnings forecasts, even when significant changes in a company’s fundamentals or external environment may warrant more immediate adjustments. The Adviser believes that a manager who understands these dynamics and puts in place processes to combat these biases may be in a better position to adjust their portfolio to incorporate new information, compared to managers who under-react to new information due to these biases.

In conducting the qualitative and manager edge analysis described above, the Adviser relies on, among other publicly available sources of information, due diligence materials provided by managers as well as interviews conducted with such managers to discuss investment philosophy, processes, personnel and performance.

Following this process, the Adviser will select ETFs on the basis of their ability to provide low-cost asset class exposure, as compared to other actively managed ETFs, and/or the ability to add value on either an absolute or risk-adjusted basis, while also taking into account the following factors to form its views on which ETFs to select for the Fund’s portfolio: market conditions, valuation metrics, risk profiles, and expected growth potential. The Adviser will sell ETFs for a variety of reasons, including the need to alter asset allocation exposures, to add ETFs that the Adviser believes are better positioned to add value as compared to existing holdings, and to remove ETFs that no longer meet the investment criteria for the Fund.

The Adviser has engaged Exchange Traded Concepts, LLC to serve as trading sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund, either directly or indirectly through investments in underlying ETFs, are set forth below.

Equity Risk - Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large Capitalization Risk - If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Mid-Capitalization Company Risk - The risk that mid-capitalization companies in which the Fund may invest may have greater price volatility, lower trading volume and be more vulnerable to adverse business or economic events than larger, more established companies. In addition, mid-capitalization companies may have narrow product lines, smaller shares of their product or service markets and fewer financial resources than large capitalization companies.

Growth Investment Style Risk - An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Value Investment Style Risk - An investment in value stocks presents the risk that the stocks may never reach what the Adviser or a sub-adviser believes are their full market values, either because the market fails to recognize what the Adviser or a sub-adviser considers to be the companies’ true business values or because the Adviser or sub-adviser misjudged those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Investment in Other Investment Companies Risk - Because the Fund invests in other investment companies, such as ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

ETF Risks - The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk - Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Cash Transactions Risk - Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk - Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Foreign Company Risk - Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk - Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Preferred Stock Risk - Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Depositary Receipts Risk - Depositary receipts, such as ADRs, GDRs and EDRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Currency Risk - As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Liquidity Risk - Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk - The risk that a security may be difficult to value. The Fund may value certain securities at a price higher or lower than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Active Management Risk - The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s performance for the 2025 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available online at www.frontierasset.com or by calling toll-free at 1-866-326-3837.

BEST QUARTER	WORST QUARTER
11.20%	4.63%
6/30/2025	12/31/2025

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-

deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Frontier Asset Total International Equity ETF	1 Year	Since Inception (12/19/2024)
Fund Returns Before Taxes	29.04%	28.10%
Fund Returns After Taxes on Distributions	27.90%	27.00%
Fund Returns After Taxes on Distributions and Sale of Fund Shares Index	17.16%	20.95%
Morningstar Global Markets ex US Index (Net) (USD) (reflects no deductions for fees, expenses or taxes (except foreign withholding taxes))	31.60%	31.02%

Investment Adviser and Sub-Adviser

Frontier Asset Management, LLC is the Fund’s investment adviser. Exchange Traded Concepts, LLC serves as the trading sub-adviser to the Fund.

Portfolio Managers

Clifford Stanton, CFA, Chief Investment Officer, has managed the Fund since its inception in 2024.

Paul Wright, CFA, Director of Investment Technology and Portfolio Management, has managed the Fund since its inception in 2024.

Ali Toyran, Director of Research and Portfolio Management, has managed the Fund since its inception in 2024.

PURCHASE AND SALE OF FUND SHARES

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.frontierasset.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FRT-SM-005-0200